Exhibit 99.1

BLUE COAT REPORTS THIRD QUARTER FISCAL 2010 RESULTS

Company Achieves Record Revenue, Operating Profit (Non-GAAP) and Operating Cash Flow

SUNNYVALE, Calif., February 23, 2010 – Blue Coat Systems, Inc. (NASDAQ: BCSI), the technology leader in Application Delivery Networking, today reported its financial results for its third fiscal quarter ended January 31, 2010. Total net revenue for the third quarter of fiscal 2010 was $127.1 million, an increase of 16% compared with net revenue of $109.6 million in the third quarter of fiscal 2009, and an increase of 6% compared with net revenue of $120.4 million in the second quarter of fiscal 2010.

“The third quarter marked a period of continued growth for Blue Coat,” said Brian NeSmith, president and chief executive officer Blue Coat Systems. “In the quarter, business was strong across all major geographic regions, as customers continue to value our unique ADN product portfolio. We will continue to invest in strategic opportunities in the ADN market to accelerate growth while not sacrificing the bottom line.”

On a GAAP basis, the Company reported net income of $6.9 million, including $9.1 million of restructuring charges, or $0.15 per diluted share, in the third quarter of fiscal 2010, compared with net income of $1.1 million, or $0.02 per diluted share, in the third quarter of fiscal 2009, and net income of $8.4 million, or $0.19 per diluted share, in the second quarter of fiscal 2010.

The Company reported non-GAAP net income of $17.1 million, or $0.37 per diluted share, in the third quarter of fiscal 2010, compared with non-GAAP net income of $9.3 million, or $0.21 per diluted share, in the third quarter of fiscal 2009, and non-GAAP net income of $13.1 million, or $0.29 per diluted share, in the second quarter of fiscal 2010. A reconciliation of the GAAP to non-GAAP financial measures is included in Table 2 of this press release.

“I am particularly pleased with the strong improvement in non-GAAP operating profitability and record operating cash flow in the third quarter,” said Gordon C. Brooks, senior vice president and chief financial officer Blue Coat Systems. “Our non-GAAP operating margin percentage increased sequentially 440 basis points to 19.9%, and our trailing 12 month operating cash flow was $76 million, an increase of 24%.”

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The Company ended the quarter on January 31, 2010, with cash, cash equivalents, and restricted cash of $188.2 million, an increase of $45.7 million from the prior quarter. Cash flow provided by operations in the third quarter of fiscal 2010 was $42.2 million.

Financial Outlook

For the fourth fiscal quarter ending April 30, 2010, the Company currently expects net revenue in the range of $129 to $134 million. On a GAAP basis, the Company currently expects net income of $0.25 to $0.31 per diluted share. On a non-GAAP basis, the Company currently expects net income of $0.36 to $0.41 per diluted share. For the fourth quarter of fiscal 2010, the Company is assuming a diluted share count of approximately 47.3 million shares.

About Non-GAAP Financial Measures

The Company uses non-GAAP financial measures of income for internal evaluation and to report the results of its business. These non-GAAP financial measures include non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, and non-GAAP diluted net income per share. These measures are not in accordance with, nor an alternative to, U.S. generally accepted accounting principles or GAAP. These measures are intended to supplement GAAP financial information, and may be different from non-GAAP financial measures used by other companies. The Company believes that these measures provide useful information to its management, board of directors and investors regarding its ongoing operating activities and business trends related to its financial condition and results of operations. The Company believes that it is useful to provide investors with information to understand how specific line items in the statement of operations are affected by certain items, such as the fair value write-up of acquired inventory sold, stock-based compensation expense, amortization of intangible assets, expenses for matters related to the stock option investigation, and restructuring expenses, and related income tax adjustments. In addition, the Company’s management and board of directors use these non-GAAP financial measures in developing operating budgets and in reviewing the Company’s financial results of operations, since items such as expense related to the fair value write-up of acquired inventory sold, stock-based compensation expense, amortization of intangible assets, expenses for matters related to the stock option investigation, and restructuring expenses, and related income tax adjustments do not impact its current resource allocation decisions. Additionally, the Company believes that inclusion of these non-GAAP financial measures provides consistency and comparability with its past reports of financial results. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. Refer to the accompanying tables for a detailed reconciliation of GAAP to non-GAAP gross profit, operating income, net income and net income per share.

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Conference Call & Webcast

Blue Coat will hold its quarterly conference call to discuss results for the third quarter of fiscal 2010 and the outlook for the fourth quarter of fiscal 2010 on Tuesday, February 23, 2010 at 5:00 p.m. ET (2:00 p.m. PT). Participants in the United States should call (800) 553-5260. International participants should call (612) 332-0720. The passcode for the call is: 145328. The conference call can also be accessed through an audio webcast from the Company’s website, www.bluecoat.com/company/investorrelations. A replay of the call will be available starting on Tuesday, February 23, 2010 at 8:00 p.m. ET (5:00 p.m. PT), and can be accessed by calling (800) 475-6701 for U.S. participants and (320) 365-3844 for international participants. The passcode for the replay is 145328.

About Blue Coat Systems

Blue Coat Systems, Inc. is the technology leader in Application Delivery Networking. Blue Coat offers an Application Delivery Network Infrastructure that provides the visibility, acceleration and security required to optimize and secure the flow of information to any user, on any network, anywhere. This application intelligence enables enterprises to tightly align network investments with business requirements, speed decision making and secure business applications for long-term competitive advantage. For additional information, please visit www.bluecoat.com.

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FORWARD-LOOKING STATEMENTS: This document contains certain forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements including: statements regarding our business outlook and future financial and operating results; any statements of expectation or belief; any statements regarding plans, strategies and objectives of management for future operations; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the risks that are described from time to time in the Securities and Exchange Commission reports filed by the Company, including but not limited to the risks described in the Company’s most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of the Company. The Company assumes no obligation and does not intend to update any of these forward-looking statements except as required by applicable law after the date on which it was made.

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Blue Coat and the Blue Coat logo are registered trademarks or trademarks of Blue Coat Systems, Inc. and/or its affiliates in the United States and certain other countries. All other trademarks mentioned in this document are the property of their respective owners.

Media Contact:	Steve Schick	Investor Contact:	Jane Underwood
	Blue Coat Systems		Blue Coat Systems
	steve.schick@bluecoat.com		jane.underwood@bluecoat.com
	408-220-2076		408-541-3015

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BLUE COAT SYSTEMS, INC.

Table 1

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended			Nine Months Ended January 31,
	January 31, 2010	October 31, 2009	January 31, 2009	2010	2009
Net revenue:
Product	$84,125	$76,502	$72,495	$234,319	$231,221
Service	42,991	43,934	37,101	129,222	99,902

Total net revenue	127,116	120,436	109,596	363,541	331,123
Cost of net revenue:
Product	20,734	19,261	19,028	59,478	66,261
Service	11,381	12,947	11,474	36,365	33,445

Total cost of net revenue	32,115	32,208	30,502	95,843	99,706

Gross profit	95,001	88,228	79,094	267,698	231,417
Operating expenses:
Sales and marketing	42,923	45,608	43,608	134,107	132,208
Research and development	21,419	19,568	18,606	60,823	56,963
General and administrative	11,941	11,176	10,877	35,833	35,192
Amortization of intangible assets	1,803	1,822	1,821	5,446	4,846
Restructuring	9,059	—	—	9,059	1,546

Total operating expenses	87,145	78,174	74,912	245,268	230,755

Operating income	7,856	10,054	4,182	22,430	662
Interest income	57	72	289	230	1,140
Interest expense	(226)	(227)	(233)	(681)	(620)
Other income (expense), net	(758)	155	(440)	(619)	(1,980)

Income (loss) before income taxes	6,929	10,054	3,798	21,360	(798)
Provision for income taxes	21	1,687	2,735	2,089	4,225

Net income (loss)	$6,908	$8,367	$1,063	$19,271	$(5,023)

Basic net income (loss) per share	$0.15	$0.19	$0.03	$0.44	$(0.13)

Diluted net income (loss) per share	$0.15	$0.19	$0.02	$0.42	$(0.13)

Weighted average shares used in computing basic net income (loss) per share	44,591	43,777	42,433	43,854	38,342

Weighted average shares used in computing diluted net income (loss) per share	46,780	45,202	43,190	45,484	38,342

BLUE COAT SYSTEMS, INC.

Table 2

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

(Unaudited)

		Three Months Ended			Nine Months Ended January 31,
		January 31, 2010	October 31, 2009	January 31, 2009	2010	2009
Gross Profit Reconciliation:
GAAP gross profit		$95,001	$88,228	$79,094	$267,698	$231,417
Fair value write-up of acquired inventory sold	A	497	985	1,409	2,807	14,699
Stock-based compensation expense included in cost of revenue	B	254	815	439	1,659	1,339
Amortization of intangible assets	C	1,239	1,347	1,386	3,934	3,738

Non-GAAP gross profit		$96,991	$91,375	$82,328	$276,098	$251,193

Operating Income Reconciliation:
GAAP operating income (loss)		$7,856	$10,054	$4,182	$22,430	$662
Fair value write-up of acquired inventory sold	A	497	985	1,409	2,807	14,699
Stock-based compensation expense	B	4,549	5,527	4,458	14,887	13,801
Amortization of intangible assets	C	3,042	3,169	3,207	9,380	8,584
Expenses (reversals) for matters related to the stock option investigation	D	337	(1,052)	356	(13)	1,712
Restructuring	E	9,059	—	—	9,059	1,546

Non-GAAP operating income		$25,340	$18,683	$13,612	$58,550	$41,004

Net Income Reconciliation:
GAAP net income (loss)		$6,908	$8,367	$1,063	$19,271	$(5,023)
Fair value write-up of acquired inventory sold	A	497	985	1,409	2,807	14,699
Stock-based compensation expense	B	4,549	5,527	4,458	14,887	13,801
Amortization of intangible assets	C	3,042	3,169	3,207	9,380	8,584
Expenses (reversals) for matters related to the stock option investigation	D	337	(1,052)	356	(13)	1,712
Restructuring	E	9,059	—	—	9,059	1,546
Income tax adjustments	F	(7,304)	(3,917)	(1,233)	(15,155)	(7,638)

Non-GAAP net income		$17,088	$13,079	$9,260	$40,236	$27,681

Net Income (Loss) per Share Reconciliation:
GAAP diluted net income (loss) per share		$0.15	$0.19	$0.02	$0.42	$(0.13)
Fair value write-up of acquired inventory sold	A	0.01	0.02	0.03	0.06	0.34
Stock-based compensation expense	B	0.10	0.12	0.10	0.33	0.32
Amortization of intangible assets	C	0.07	0.07	0.07	0.20	0.20
Expenses (reversals) for matters related to the stock option investigation	D	0.01	(0.02)	0.01	—	0.04
Restructuring	E	0.19	—	—	0.20	0.04
Income tax adjustments	F	(0.16)	(0.09)	(0.02)	(0.33)	(0.18)
Anti-dilution adjustment for GAAP-based net loss		—	—	—	—	0.01

Non-GAAP diluted net income per share		$0.37	$0.29	$0.21	$0.88	$0.64

Shares used in computing GAAP diluted net income (loss) per share		46,780	45,202	43,190	45,484	38,342
Effect of dilutive securities	G	—	—	—	—	4,597

Shares used in computing non-GAAP diluted net income per share		46,780	45,202	43,190	45,484	42,939

Notes:

(A)	Purchase accounting rules require that the inventory we acquired in the Packeteer acquisition be written-up to its estimated fair market value. The fair value write-up increases the cost of revenue, essentially eliminating the profit that would normally have been recognized at the time such inventory is sold. To facilitate comparability of gross margin between periods, the fair value write-up related to acquired inventory sold has been excluded on a non-GAAP basis.

(B)	Stock-based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units and employee stock purchase plan awards.

Results include stock-based compensation expense as follows (unaudited):

	Three Months Ended			Nine Months Ended January 31,
	January 31, 2010	October 31, 2009	January 31, 2009	2010	2009
Cost of revenue	$254	$815	$439	$1,659	$1,339
Sales and marketing	1,630	2,070	1,529	5,387	4,780
Research and development	1,476	1,457	1,397	4,465	3,898
General and administrative	1,189	1,185	1,093	3,376	3,784

Subtotal	4,549	5,527	4,458	14,887	13,801
Restructuring	108	—	—	108	88

Total	$4,657	$5,527	$4,458	$14,995	$13,889

(C)	Amortization of intangible assets associated with acquisitions.

(D)	Includes expenses for matters related to the Company’s stock option investigation, including professional fees.

(E)	Current period restructuring includes severance costs associated with the Fiscal 2010 Restructuring Plan. Prior period restrucuring included severance costs for Blue Coat employees terminated in connection with the Packeteer acquisition.

(F)	Income tax adjustment is used to reconcile the GAAP tax provision to a non-GAAP tax provision utilizing an expected long-term effective tax rate of 30%.

(G)	The effect of dilutive securities was excluded from GAAP diluted weighted average shares due to the reported net loss under GAAP, but are included for non-GAAP diluted weighted average shares since we have non-GAAP net income.

BLUE COAT SYSTEMS, INC.

Table 3

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	January 31, 2010	April 30, 2009
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$187,254	$114,163
Accounts receivable, net	60,018	77,161
Inventory	5,689	5,700
Prepaid expenses and other current assets	15,527	13,113
Current portion of deferred income tax assets	9,177	7,941

Total current assets	277,665	218,078

Property and equipment, net	36,625	34,955
Restricted cash	962	850
Goodwill	242,611	238,466
Identifiable intangible assets, net	40,094	48,774
Non-current portion of deferred income tax assets	24,574	19,412
Other assets	6,790	1,758

Total assets	$629,321	$562,293

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$15,461	$24,105
Accrued payroll and related benefits	17,002	18,374
Deferred revenue	96,422	96,656
Other current liabilities	12,073	12,299

Total current liabilities	140,958	151,434

Deferred revenue, less current portion	44,137	33,923
Deferred rent, less current portion	6,409	5,703
Long-term income taxes payable	20,080	12,677
Other non-current liabilities	1,188	600
Zero Coupon Convertible Senior Notes, due in 2013	77,018	76,347
Commitments and contingencies

Blue Coat stockholders’ equity:
Common stock	2	2
Additional paid-in capital	1,207,172	1,168,106
Treasury stock	(2,826)	(1,629)
Accumulated deficit	(865,599)	(884,870)

Total Blue Coat stockholders’ equity	338,749	281,609
Noncontrolling interest	782	—

Total stockholders’ equity	339,531	281,609

Total liabilities and stockholders’ equity	$629,321	$562,293

BLUE COAT SYSTEMS, INC.

Table 4

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(unaudited)

	Nine Months Ended January 31,
	2010	2009
Operating Activities
Net income (loss)	$19,271	$(5,023)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	9,999	7,467
Amortization	10,279	9,180
Stock-based compensation	14,995	13,888
Tax benefit (expense) of stock option deduction	818	(928)
Excess tax benefit from stock-based compensation	—	(176)
Loss on disposition of equipment	551	282
Changes in operating assets and liabilities:
Accounts receivable, net	17,828	(1,778)
Inventory	11	20,381
Prepaid expenses and other assets	(3,514)	(1,284)
Accounts payable	(8,644)	2,721
Accrued expenses and other liabilities	5,868	(15,156)
Deferred income taxes	(6,454)	(393)
Deferred revenue	9,980	23,683

Net cash provided by operating activities	70,988	52,864

Investing Activities
Purchases of property and equipment, and technology licenses	(16,078)	(20,605)
Restricted cash	(112)	—
Proceeds from sale and maturities of investment securities	—	1,217
Acquisitions, net of cash acquired and prior investment	(3,763)	(169,956)

Net cash used in investing activities	(19,953)	(189,344)

Financing Activities
Net proceeds from issuance of common stock	22,056	6,587
Excess tax benefit from stock-based compensation	—	176
Net proceeds from issuance of convertible senior notes	—	79,657

Net cash provided by financing activities	22,056	86,420

Net increase (decrease) in cash and cash equivalents	73,091	(50,060)
Cash and cash equivalents at beginning of period	114,163	160,974

Cash and cash equivalents at end of period	$187,254	$110,914

BLUE COAT SYSTEMS, INC.

Table 5

RECONCILIATION OF PROJECTED GAAP TO

PROJECTED NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data)

		Three Months Ended April 30, 2010

		Low	High

Projected GAAP Net Income		$11,900	$14,800
Add back:
Stock-based compensation expense	A	4,400	4,400
Amortization of intangible assets	B	3,100	3,100
Expenses for matters related to the stock option investigation	C	500	500
Restructuring	D	2,500	2,500
Income tax adjustments	E	(5,600)	(6,100)

Projected Non-GAAP net income		$16,800	$19,200

Projected GAAP Diluted Net Income per Share		$0.25	$0.31
Add back:
Stock-based compensation expense	A	0.09	0.09
Amortization of intangible assets	B	0.07	0.07
Expenses for matters related to the stock option investigation	C	0.01	0.01
Restructuring	D	0.05	0.05
Income tax adjustments	E	(0.11)	(0.12)

Projected Non-GAAP diluted net income per share		$0.36	$0.41

(A)	Stock-based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units and employee stock purchase plan awards.

(B)	Amortization of intangible assets associated with acquisitions.

(C)	Includes expenses for matters related to the Company’s stock option investigation, including professional fees.

(D)	Restructuring includes severance and facility costs associated with the Fiscal 2010 Restructuring Plan.

(E)	Income tax adjustment is used to reconcile the GAAP tax provision to a non-GAAP tax provision utilizing an expected long-term effective tax rate of 30%.